LEASES	12 Months Ended
May 31, 2011
Leases Operating Abstract
Operating Leases Of Lessee Disclosure Text Block

NOTE K — LEASES

We lease certain property, plant and equipment under long-term operating lease agreements, some of which provide for increased rental payments based upon increases in the cost-of-living index. The following table illustrates our future minimum lease commitments under all non-cancelable lease agreements, for each of the next five years and in the aggregate, as of May 31, 2011:

May 31,

(In thousands)

2011	$37,302
2012	28,923
2013	20,872
2014	15,742
2015	13,180
Thereafter	44,134

Total Minimum Lease Commitments	$160,153

Total rental expense for all operating leases amounted to $41.4 million, $41.8 million and $40.4 million for the fiscal years ended May 31, 2011, 2010 and 2009, respectively.